UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 6, 2017

MERCHANTS BANCORP

(Exact name of registrant as specified in its charter)

Indiana	001-38258	20-5747400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11555 N. Meridian Street, Suite 400, Carmel, Indiana	46032
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (317) 569-7420

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01           Other Events

On November 6, 2017, Merchants Bancorp (the “Company”) announced that the underwriters for the recently completed initial public offering of the Company’s common stock exercised their option to purchase an additional 937,500 shares of the Company’s common stock. A copy of the Company’s press release is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01           Financial Statements and Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release, dated November 6, 2017 (filed herewith)

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated November 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

By:	/s/ Michael F. Petrie
Michael F. Petrie
Chairman and Chief Executive Officer

Date:  November 6, 2017